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                                                                     EXHIBIT 4.1

                                [ENTRUST LOGO]

                             Securing the Internet

INCORPORATED UNDER THE LAWS                                      PAR VALUE
 OF THE STATE OF MARYLAND                                      $.01 PER SHARE

      THIS CERTIFICATE IS
TRANSFERABLE IN CHICAGO, IL                                   CUSIP  293848 10 7

                                             SEE REVERSE FOR CERTAIN DEFINITIONS

--------------------------------------------------------------------------------
THIS CERTIFIES that


is the owner of
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          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Entrust, Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Articles of Incorporation and By-Laws of the Corporation, each as from time to time amended (copies of which are on file with the Transfer Agent and Registrar), to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                             CERTIFICATE OF STOCK

Dated:


                        [Entrust, Inc. Corporate Seal]

  /s/ JAMES D. KENDRY                           /s/   F. WILLIAM CONNER
        SECRETARY                         PRESIDENT AND CHIEF EXECUTIVE OFFICER



                                     COUNTERSIGNED AND REGISTERED:
                                     Computershare Investor Services, LLC
                                     Chicago, IL


                                     By
                                        --------------------------------
                                             AUTHORIZED SIGNATURE

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                                 Entrust, Inc.

        The Corporation has authority to issue stock of more than one class. The Corporation will furnish without charge to each Stockholder who so requests a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue.

        The Corporation has authority to issue a preferred or special class of stock in series. The Corporation will furnish without charge to each Stockholder who so requests a full statement of the differences in the relative rights and preferences between the shares of each series to the extent they have been set, and the authority of the board of directors to set the relative rights and preferences of subsequent series.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM - as tenants in common
        TEN ENT - as tenants by the entireties
        JT TEN - as joint tenants with right of survivorship and not as tenants in common


        UNIF GIFT MIN ACT -              Custodian
                            -------------------------------------
                                  (Cust)           (Minor)

                         under Uniform Gifts to Minors
                         Act
                             ------------------------------------
                                       (State)

    Additional abbreviations may also be used though not in the above list.

For value received, __________________ hereby sell, assign and transfer unto


        PLEASE INSERT SOCIAL SECURITY OR OTHER
            IDENTIFYING NUMBER OF ASSIGNEE
        _______________________________________

        _______________________________________


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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________  Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________  Attorney
to transfer the said stock on the books of the within Corporation with full power of substitution in the premises.

Dated
      ---------------------

                              -------------------------------------------------
                      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                              WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:
                        -------------------------------------------------------
                        THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
                        AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.